AMENDMENT NO. 3 AND WAIVER



     AMENDMENT  NO.  3  AND  WAIVER,   dated  as  of  November  30,  1998  (this
"Amendment"),  to the Credit Agreement,  dated as of March 24, 1998 (as amended,
 ---------
supplemented  or  otherwise  modified  prior to the  date  hereof,  the  "Credit
                                                                          ------
Agreement"), among UNIDIGITAL INC., a Delaware corporation (the "Borrower"), the
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various  lenders  from time to time a party  thereto (the  "Lenders"),  CANADIAN
                                                            -------
IMPERIAL BANK OF COMMERCE, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders and CANADIAN IMPERIAL BANK OF COMMERCE
 ---------------------
(in such capacity, the "Issuing Lender.").
                        --------------


                                    RECITALS

     The Borrower has advised the Administrative Agent and the Lenders that it will acquire (the "SuperGraphics Acquisition") all of the issued and outstanding
                   -------------------------
shares  of  SuperGraphics   Holding  Company,   Inc.,  a  Delaware   corporation
("SuperGraphics"),  pursuant to the  Agreement  for  Purchase and Sale of Stock,
  -------------
dated as of November 16, 1998 (as amended, supplemented or otherwise modified as permitted by the Credit Agreement as amended hereby, the "SuperGraphics
                                                                   -------------
Acquisition Agreement"), among the Borrower,  SuperGraphics,  SuperGraphics OpCo
---------------------
(as defined below), and all the stockholders of SuperGraphics parties thereto. The Borrower has further advised the Administrative Agent that SuperGraphics Corporation, a California corporation ("SuperGraphics OpCo") is the wholly-owned
                                        ------------------
subsidiary of SuperGraphics and the operating entity of the business conducted thereby. The Borrower has further advised the Administrative Agent that it intends to use borrowings under the Term Loan Commitments (as increased hereby) to finance the SuperGraphics Acquisition and the payment of fees and expenses incurred in connection therewith. In connection with the SuperGraphics Acquisition and the borrowings referenced above, the Borrower has requested the Administrative Agent and the Lenders to agree to amend and waive certain provisions of the Credit Agreement as set forth in this Amendment. The Administrative Agent and the Lenders parties hereto are willing to agree to such amendments and waivers, but only on the terms and subject to the conditions set forth in this Amendment.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Administrative Agent and the Lenders parties hereto hereby agree as follows:

     1. Defined Terms.  Unless  otherwise  defined herein,  terms defined in the
        -------------
Credit Agreement are used herein as therein defined including, in Section 3, as defined in the Credit Agreement as amended by this Amendment.

     2. Amendments.
        ----------

     (a) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions thereto in the appropriate alphabetical order:

          "Amendment No. 3 and Waiver":  Amendment No. 3 and Waiver, dated as of
           --------------------------
     November 30, 1998, to the Credit Agreement.

          "Consolidated  Funded Debt":  as of any date, the sum of all aggregate
           -------------------------
     indebtedness of the Borrower and its Subsidiaries of the types set forth in clauses (a), other than, to the extent included therein, the Senior Subordinated Obligations, (b), (c), (d), (e) and (g) of Indebtedness, determined on a consolidated basis in accordance with GAAP, including, in any event, the Term Loans, the Acquisition Loans, Revolving Credit Loans and any purchase money Indebtedness.

          "Initial  Term  Loan":  as to any  Lender,  the term loan made by such
           -------------------
     Lender on the Closing Date pursuant to the Initial Term Loan Commitment of such Lender.

          "Initial Term Loan  Commitment":  as to any Lender,  its obligation to
           -----------------------------
     make a Term Loan to the Borrower on the Closing Date pursuant to Section 2.1(a) in the amount set forth opposite such Lender's name on Schedule 1.0 under the caption "Initial Term Loan".

          "Second  Supplemental  Closing Date": the date on which the conditions
           ----------------------------------
     precedent to the effectiveness of Amendment No. 3 set forth in Section 4 of Amendment No. 3 shall have been satisfied.

          "Second  Supplemental  Fee  Letter":  that  certain Fee Letter,  dated
           ---------------------------------
     November 30, 1998, among CIBC, and the Borrower, as amended, supplemented or otherwise modified from time to time.

          "Securities  Purchase  Agreement":  the Securities Purchase Agreement,
           -------------------------------
     dated as of November 30, 1998, among the Borrower, the guarantors parties thereto and CIBC Wood Gundy Capital Corp., as purchaser, as the same may be amended, supplemented or otherwise modified from time to time as permitted under Section 10.11.

          "Senior Subordinated  Obligation":  the Indebtedness  evidenced by the
           -------------------------------
     Senior Subordinated Increasing Rate Notes.

          "Senior  Subordinated   Obligation   Documents":   collectively,   the
           ---------------------------------------------
     Securities Purchase Agreement, the Senior Subordinated Increasing Rate Notes, the other documents listed in Schedule 1.1 to this Amendment No. 3 and Waiver, and any other documents executed in connection with the SuperGraphics Acquisition.

          "Senior  Subordinated  Increasing  Rate Notes":  the Borrower's  12.5%
           --------------------------------------------
     Senior Subordinated Increasing Rate Notes issued pursuant to the Securities Purchase

     Agreement in an original aggregate amount of $10,000,000.00, with interest to be paid in cash except in the cases provided for in Section 2.05(c)(i) of the Securities Purchase Agreement.

          "SuperGraphics": SuperGraphics Holding Company, Inc.
           -------------

          "SuperGraphics  Acquisition":  the  purchase by the Borrower of all of
           --------------------------
     the issued and outstanding Capital Stock of SuperGraphics pursuant to the SuperGraphics Acquisition Documents.

          "Supplemental Fee Letter":  that certain Fee Letter, dated October 30,
           -----------------------
     1998, among CIBC, and the Borrower, as amended, supplemented or otherwise modified from time to time.

          "Supplemental Term Loan": as to any Lender, the term loan made by such
           ----------------------
     Lender on the Second Closing Date pursuant to the Supplemental Term Loan Commitment of such Lender.

          "Supplemental Term Loan Commitment":  as to any Lender, its obligation
           ---------------------------------
     to make a Supplemental Term Loan to the Borrower pursuant to Section 2.1(b) in the amount set forth opposite such Lender's name on Schedule 1.0 under the caption "Supplemental Term Loan".

          "Supplemental Term Note Endorsement": with respect to the Term Note of
           ----------------------------------
     each Lender, the promissory note endorsement made by the Borrower, substantially in the form of Exhibit A to Amendment No. 3, modifying the Term Note of such Lender (as in effect prior to the Second Supplemental Closing Date) to take account of the Supplemental Term Loan of such Lender.

     (b) Section 1.1 of the Credit Agreement is hereby amended by amending the following definitions in their entirety to read as follows:

          "Consolidated  EBITDA":  for any period, the sum, for the Borrower and
           --------------------
     its Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), for such period of (a) Consolidated Net Income for such period, (b) the sum of provisions for such period for income taxes, interest expense, and depreciation and amortization expense used in determining such Consolidated Net Income, (c) amounts deducted in such period in respect of non-cash expenses in accordance with GAAP, (d) non-capitalized transaction costs deducted in such period in connection with the Kwik Acquisition, the Mega Art Acquisition, the Zazula Acquisition, the SuperGraphics Acquisition and any Permitted Acquisitions and the financings relating thereto, (e) the amount of any aggregate net loss (or minus the amount of any gain) during such period arising from the sale, exchange or other disposition of capital assets, (f) non-cash expenses deducted in such period in connection with any earn-out agreements, stock appreciation rights, "phantom" stock plans, employment agreements, non-competition agreements, subscription and stockholders agreements and other incentive and bonus plans and similar arrangements made in connection with acquisitions of Persons or businesses by the Borrower or its Subsidiaries or the retention of executives, officers or employees by the Borrower or its Subsidiaries, including (but without duplication) any Person that has become a Subsidiary during such specified period, on a pro forma basis as
                                                              --- -----
     if such acquisition had occurred on the first day of such period plus other non-recurring, non-operating expenses as shall have been approved by the Administrative Agent as exclusions from the determination of Consolidated EBITDA; provided, that Consolidated EBITDA shall in any event exclude, from
             --------
     and after the Closing Date, (x) the effect of any write-up of the assets of Kwik, Mega Art, Zazula, SuperGraphics or any of its Subsidiaries or any other assets acquired in any Permitted Acquisitions and (y) the amount of any non-cash income recognized during any period for which Consolidated EBITDA is determined.

          "Term   Loans":   collectively,   the  Initial   Term  Loans  and  the
           ------------
     Supplemental Term Loans.

          "Term Loan Commitment": as to any Lender, collectively,  such Lender's
           --------------------
     Initial Term Loan Commitment and Supplemental Term Loan Commitment.

     (c) Section 1.1 of the Credit Agreement is hereby amended by inserting, at the end of the definition of "Consolidated Fixed Charges" immediately before the period, the following new proviso:

          "; provided, that, in calculating the amounts set forth in clauses (i)
             --------
          and (ii) of this definition the Senior Subordinated Obligation shall be disregarded, unless the Borrower has exceeded the covenant level stated therein."

     (d) Section 2.1 of the Credit Agreement as heretofore amended is hereby amended by deleting such Section in its entirety and substituting in lieu thereof a new Section 2.1 to read as follows:

          "2.1  Term  Loan  Commitments.  (a) Each  Lender  made a term loan (an
                -----------------------
     "Initial Term Loan") to the Borrower on the Closing Date in an amount equal
      -----------------
     to the amount of the Initial Term Loan Commitment of such Lender.

            (b) Subject to the terms and conditions hereof, each Lender severally agrees to make a term loan (a "Supplemental Term Loan") to the
                                                -----------------------
      Borrower on the Second Supplemental Closing Date in an amount not to exceed the amount of the Supplemental Term Loan Commitment of such Lender then in effect; provided, that the Supplemental Term Loan Commitments
                       --------
      shall terminate at 3:00 p.m., New York City time, on November 25, 1998, if the Supplemental Term Loans have not been made prior to that time.

          (c) The Term Loans may from time to time be (i) Eurodollar Loans, (ii) Base Rate Loans or (ii) a combination thereof, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 5.2."

          (e) Section 2.2 of the Credit Agreement as heretofore amended is hereby amended by deleting the parenthetical phrase "(a "Term Note")" and substituting in lieu thereof the phrase "(as supplemented by a Supplemental Term Note Endorsement, a "Term Note")".

          (f) Section 2.3 of the Credit Agreement as heretofore amended is hereby amended by deleting such Section in its entirety and substituting in lieu thereof a new Section 2.3 to read as follows:

               "2.3  Procedure  for  Borrowing.  The  Borrower  shall  give  the
                     -------------------------
          Administrative Agent irrevocable written notice substantially in the form attached hereto as Exhibit A-4 (which notice must be received by the Administrative Agent prior to 10:00 a.m., New York City time) (a) three Business Days prior to the Closing Date or the Supplemental Closing Date, as applicable, if all or any part of the Term Loans to be made on such date are to be initially Eurodollar Loans or (b) one Business Day prior to the Closing Date or the Supplemental Closing Date, as applicable, otherwise requesting that the Lenders make Initial Term Loans on the Closing Date or Supplemental Term Loans on the Supplemental Closing Date, as applicable, and specifying (i) the Closing Date or the Supplemental Closing Date, as applicable, (ii) the amount to be borrowed, (iii) whether the Term Loans to be made on such date are to be initially Eurodollar Loans, Base Rate Loans or a combination thereof and (iv) if the Term Loans to be made on such date are to be entirely or partly Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Periods therefor. Upon receipt of such notice the Administrative Agent shall promptly notify each Lender thereof. Not later than 11:00 a.m. on the Closing Date or the Supplemental Closing Date, as applicable, each Lender shall make available to the Administrative Agent at its office specified in Section 13.2 the amount of such Lender's pro rata share of such borrowing in immediately available funds. The Administrative Agent shall on such date credit the account of the Borrower on the books of such office of the Administrative Agent with the aggregate of the amounts made available to the Administrative Agent by the Lenders and in like funds as received by the Administrative Agent."

          (g) Section 6.5 of the Credit Agreement is hereby amended by adding, at the end of clause (d) thereof, the following new sentence:

          "Any portion of such Net Proceeds not so applied to the repair, rebuilding or replacement of such property within such time shall immediately be applied to the prepayment of the Loans and the reduction of the Commitments as provided in Section 6.5(b)."

          (h) Section 10.2(i) of the Credit Agreement is hereby amended by amending such section in its entirety to read as follows:

               "(i) (A) the Senior Subordinated Debt, and (B) other Indebtedness in an amount and having terms approved by the Required Lenders which is subordinated on terms approved by the Required Lenders in each case in their sole discretion; and".

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

          (i) Section 10 of the Credit Agreement is hereby amended by adding at the end thereof the following new Section 10.21:

               "10.21 Certain Fees. Pay any portion of the fee payable  pursuant
                      ------------
          to the "Fee Letter", as defined in the Securities Purchase Agreement, unless, at the time of such payment (and after giving effect thereto), the Borrower would not be required pursuant to Section 2.05(c)(ii) of the Securities Purchase Agreement to pay interest on the Senior Subordinated Increasing Rate Notes in "PIK Notes", as defined in the
          Securities Purchase Agreement;  provided,  however, that if payment of
                                          --------
          such fee on the scheduled  payment date therefor under such Fee Letter was prohibited pursuant to this Section 10.21, and if on any subsequent Cash Interest Payment Date, as defined in the Securities Purchase Agreement, the Borrower would not be so required pursuant to
          Section 2.05(c)(ii) of the Securities Purchase Agreement to pay interest on the Senior Subordinated Increasing Rate Notes in such PIK Notes, then such fee (together with interest thereon pursuant to such Fee Letter) may be paid on such subsequent Cash Interest Payment Date."

          (j) Section 11 of the Credit Agreement is hereby amended by (i) adding at the end of subsection (l) thereof the word "or", and (ii) adding immediately following subsection (l) thereof the following new subsection
     (m):

               "(m) Any "Change of Control", as defined in the Securities Purchase Agreement, shall have occurred;".

          (k) The Credit  Agreement is hereby amended by (i) deleting  Schedules
     1.0 and 2.2 to the Credit Agreement and substituting in lieu thereof Schedules 1.0 and 2.2 to this Amendment, and (ii) supplementing Schedules 7.2, 7.6, 7.15, 7.16, 7.18, 7.19, 7.22, 10.2(b), 10.3 and 10.4 by adding to such Schedules the material set forth on Schedules 7.2, 7.6, 7.15, 7.16, 7.18, 7.19, 7.22, 10.2(b), 10.3 and 10.4 to this Amendment.

     3. Waiver. Each of the Administrative  Agent and the Lenders hereby waives,
        ------
solely for the purposes of making Supplemental Term Loans on the date hereof for the financing the SuperGraphics Acquisition during the 1998 Fiscal Year, any failure of the capital expenditures made by the Borrower during the fiscal year of the Borrower ended August 31, 1998 to be less than or equal to the amount set forth for such fiscal year in Section 10.9 of the Credit Agreement; provided
                                                                        --------
that this  waiver is granted  on the  condition  that the actual  amount of such
----
capital expenditures for such fiscal year do not exceed $3,400,000.

     4. Effectiveness. The effectiveness of this Amendment and Waiver, and the obligation of the Lenders to make their Supplemental Term Loans, is subject to the satisfaction of the following conditions precedent (the date of such satisfaction being herein referred to as the "Supplemental Closing Date"):
                                              -------------------------

          (a) Amendment Documents. The Administrative Agent shall have received:
              -------------------

               (i) this Amendment, executed and delivered by a duly authorized officer of the Borrower and each Subsidiary of the Borrower party to the Subsidiaries Guarantee, with a counterpart for each Lender,

               (ii) for the account of each Lender having a Term Loan Commitment to be increased hereunder, a Supplemental Term Note Endorsement of the Borrower conforming to the requirements hereof and executed by a duly authorized officer of the Borrower,

               (iii) a supplement to the Borrower Pledge Agreement, substantially in the form of Exhibit B to this Amendment (the "Pledge
                                                                          ------
          Agreement  Supplement"),  executed and delivered by a duly  authorized
          ---------------------
          officer of the Borrower, with a counterpart or a conformed copy for each Lender,

               (iv) a Pledge Agreement, substantially in the form of Exhibit G to this Amendment (the "SuperGraphics Pledge Agreement") executed and delivered by a duly authorized officer of SuperGraphics, with a counterpart or conformed copy for each Lender,

               (v) a Supplement to the Subsidiaries Guarantee, substantially in the form of Exhibit C to this Amendment, executed and delivered by a duly authorized officer of SuperGraphics, with a counterpart or a conformed copy for each Lender, and

               (vi) a Supplement to the Security Agreement, substantially in the form of Exhibit D to this Amendment, executed and delivered by a duly authorized officer of SuperGraphics, with a counterpart or a conformed copy for each Lender.

          Collectively, the documents referenced in clauses (i) through (vi) of this Section 4(a) are referred to herein as the "Amendment Documents".

          (b) Related Agreements.  The Administrative Agent shall have received,
              ------------------
     with a copy for each Lender, true and correct copies, certified as to authenticity by the Borrower, of each SuperGraphics Acquisition Document, each Senior Subordinated Obligation Document and such other documents or instruments as may be reasonably requested by the Administrative Agent, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which SuperGraphics may be a party. Each of the parties to the SuperGraphics Acquisition Documents (other than the Loan Parties) shall have consented to the grant of a security interest in, and the assignment of, Loan Parties' interests in the SuperGraphics Acquisition Documents pursuant to the Security Agreements, in a manner in form and substance satisfactory to the Administrative Agent.

          (c) Concurrent  Transaction.  (i) The Senior  Subordinated  Increasing
              -----------------------
     Rate Notes shall have been issued and sold in accordance with the requirements of the Securities Purchase Agreement and the other Senior Subordinated Debt Documents (without any amendment, waiver of other modification thereof without the consent of the Required Lenders), and the Borrower shall have received not less than $10,000,000 aggregate cash proceeds from such issuance and sale of the Senior Subordinated Increasing Rate Notes.

          (ii) The SuperGraphics Acquisition shall have been or, concurrently with the making of the Supplemental Term Loans shall be, consummated in accordance with the terms of the SuperGraphics Acquisition Documents, for such total consideration (including fees) as set forth in the SuperGraphics Acquisition Documents, in each case without any amendment, modification or waiver thereof except with the consent of the Required Lenders, and the Administrative Agent shall have received evidence satisfactory to it to that effect. The Administrative Agent shall have received evidence satisfactory to it that the aggregate amount of fees and expenses incurred by the Borrower and the other Loan Parties in connection with the SuperGraphics Acquisition shall not exceed $2,000,000.

          (d)  Borrowing  Certificates.  The  Administrative  Agent  shall  have
               -----------------------
     received, with a counterpart for each Lender, (i) a certificate, signed by a responsible officer of each of the Borrower and SuperGraphics substantially in the form of Exhibit E to this Amendment, with appropriate insertions and attachments, satisfactory in form and substance to the Administrative Agent, and (ii) a certificate, signed by a responsible officer of each of the Borrower and SuperGraphics, certifying to the Administrative Agent and the Lenders that each of the representations and warranties contained in the Senior Subordinated Obligation Documents are true and correct in all material respects as of such date.

          (e) Proceedings of the Borrower.  The Administrative  Agent shall have
              ---------------------------
     received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Borrower authorizing (i) the execution, delivery and performance of this Amendment and the other Amendment Documents to which it is a party, (ii) the borrowings contemplated hereunder and thereunder, and under the Loan Documents as amended thereby, and (iii) the granting by it of the Liens created pursuant to the Pledge Agreement Supplement, certified by the Secretary or an Assistant Secretary of the Borrower as of the Supplemental Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded. Such resolutions may be included as attachments to the

     Borrowing Certificate delivered by the Borrower pursuant to Section 4(d) of this Amendment.

          (f) Borrower Incumbency  Certificate.  The Administrative  Agent shall
              --------------------------------
     have received, with a counterpart for each Lender, a certificate of the Borrower, dated the Supplemental Closing Date, as to the incumbency and signature of the officers of the Borrower executing this Amendment or the other Amendment Documents to which the Borrower is a party, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of the Borrower. Such incumbency certificate may be included in the Borrowing Certificate delivered by the Borrower pursuant to Section 4(d) of this Amendment.

          (g) Proceedings of SuperGraphics.  The Administrative Agent shall have
              ----------------------------
     received, with a counterpart for each Lender, a copy of the resolutions, in form and substance satisfactory to the Administrative Agent, of the Board of Directors of SuperGraphics authorizing (i) the execution, delivery and performance of the Amendment Documents to which it is or will become a party pursuant to this Amendment, and (ii) the granting by it of the Liens created pursuant to the Subsidiaries Security Agreement, certified by the Secretary or an Assistant Secretary of SuperGraphics as of the Supplemental Closing Date, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded. Such resolutions may be included as attachments to the Borrowing Certificate delivered by SuperGraphics pursuant to Section 4(d) of this Amendment.

          (h) SuperGraphics  Incumbency  Certificate.  The Administrative  Agent
              --------------------------------------
     shall have received, with a counterpart for each Lender, a certificate of SuperGraphics, dated the Supplemental Closing Date, as to the incumbency and signature of the officers of SuperGraphics executing the Amendment Documents to which it is a party, satisfactory in form and substance to the Administrative Agent, executed by the President or any Vice President and the Secretary or any Assistant Secretary of SuperGraphics. Such incumbency certificate may be included in the Borrowing Certificate delivered by SuperGraphics pursuant to Section 4(d) of this Amendment.

          (i) Governing  Documents of SuperGraphics.  The  Administrative  Agent
              -------------------------------------
     shall have received, with a counterpart for each Lender, true and complete copies of the certificate of incorporation, by-laws or other constituent documents of SuperGraphics, certified as of the Supplemental Closing Date as complete and correct copies thereof by the Secretary or an Assistant Secretary of SuperGraphics.

          (j) Good Standing  Certificates.  The Administrative  Agent shall have
              ---------------------------
     received, with a copy for each Lender, certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of SuperGraphics (i) in the jurisdiction of its organization and (ii) in each other jurisdiction where its ownership, lease or operation of property or the conduct of its business requires it to qualify as a foreign Person except, as to this subclause (ii), where the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

          (k) Consents,  Licenses and Approvals.  The Administrative Agent shall
              ---------------------------------
     have received, with a counterpart for each Lender, a certificate of a Responsible Officer of SuperGraphics (i) attaching copies of any consents, authorizations and filings referred to in Section 7.4 of the Credit Agreement (as amended hereby) relative to SuperGraphics, and (ii) stating that such consents, licenses and filings are in full force and effect, and each such consent, authorization and filing shall be in form and substance satisfactory to the Administrative Agent.

          (l) Fees. The Administrative  Agent shall have received the fees to be
              ----
     received on the Supplemental Closing Date referred to in the Second Supplemental Fee Letter.

          (m) Legal Opinions. The Administrative Agent shall have received, with
              --------------
     a counterpart for each Lender, the following executed legal opinions:

               (i) the executed legal opinion of Buchanan Ingersoll Professional Corporation, counsel to the Borrower and the other Loan Parties, substantially in the form of Exhibit F-1 to this Amendment;

               (ii) the executed legal opinion of Kelley, Drye & Warren, counsel to the Borrower and the Loan Parties in the State of California, substantially in the form of Exhibit F-2 to this Amendment.

Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Amendment as the Administrative Agent may reasonably require.

          (n) Pledged Stock.  The  Administrative  Agent shall have received all
              -------------
     certificates, if any, representing the Capital Stock pledged pursuant to Pledge Agreement Supplement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the Borrower. SuperGraphics shall have delivered an acknowledgment of and consent to such Pledge Agreement Supplement, executed by a duly authorized officer of SuperGraphics, in substantially the form appended to such Pledge Agreement Supplement.

          (o)  Actions to Perfect  Liens.  The  Administrative  Agent shall have
               -------------------------
     received evidence in form and substance satisfactory to it that all filings, recordings, registrations and other actions, including, without limitation, the filing of duly executed financing statements on form UCC-1, necessary or, in the opinion of the Administrative Agent, desirable to perfect the Liens created by the Security Documents shall have been completed.

          (p) Lien Searches.  The  Administrative  Agent shall have received the
              -------------
     results of a recent search by a Person satisfactory to the Administrative Agent, of the Uniform Commercial Code, judgment and tax lien filings which may have been filed with respect to personal property of SuperGraphics, and the results of such search shall be satisfactory to the Administrative Agent.

          (q) Insurance.  The Administrative  Agent shall have received evidence
              ---------
     in form and substance  satisfactory  to it that all of the  requirements of
     Section 9.5 of the Credit Agreement shall have been satisfied with respect to SuperGraphics.

          (r)  Representations  and Warranties.  Each of the representations and
               -------------------------------
     warranties made by the Borrower and the other Loan Parties in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Supplemental Closing Date as if made on and as of Supplemental Closing Date (and after giving effect to the amendments provided for in this Amendment) (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          (s) No Default. No Default or Event of Default shall have occurred and
              ----------
     be continuing on the Supplemental Closing Date or after giving effect to the amendments provided for in this Amendment or the Loans to be made on such date.

          (t) Additional Matters.  All corporate and other proceedings,  and all
              ------------------
     documents, instruments and other legal matters in connection with the transactions contemplated by this Agreement, the other Loan Documents and the Acquisition Documents shall be satisfactory in form and substance to the Administrative Agent, and the Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request.

     5.  Representations and Warranties.  To induce the Administrative Agent and
         ------------------------------
the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to the amendments provided for herein and the additional Loans contemplated hereby, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and that no Default or Event of Default will have occurred and be continuing (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

     6. No Other  Amendments.  Except as expressly  amended  hereby,  the Credit
        --------------------
Agreement, the Notes and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

     7.  Counterparts.  This  Amendment  may be  executed  by one or more of the
         ------------
parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     8. Expenses.  The Borrower  agrees to pay and reimburse the  Administrative
        --------
Agent for all of the out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

     9.  Applicable  Law.  THIS  AMENDMENT  AND WAIVER SHALL BE GOVERNED BY, AND
         ---------------
CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.


                                    UNIDIGITAL INC.



                                    By:/s/ William E. Dye
                                       -----------------------------------------
                                       Name:  William E. Dye
                                       Title:  Chief Executive Officer


                                    CANADIAN IMPERIAL BANK
                                    OF COMMERCE
                                    as Administrative Agent and a Lender



                                    By:/s/ Stephanie E. Devane
                                       -----------------------------------------
                                       Name:  Stephanie E. Devane
                                       Title: Executive Director
                                              CIBC Oppenheimer Corp., as agent

                                    MARINE MIDLAND BANK



                                    By:/s/ Martin F. Brown
                                       -----------------------------------------
                                       Name:  Martin F. Brown
                                       Title: Authorized Signatory



                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                    BANK AUSTRIA CREDITANSTALT
                                    CORPORATE FINANCE, INC.



                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                    By:
                                       -----------------------------------------
                                       Name:
                                       Title:



                                    MERRILL LYNCH BUSINESS FINANCIAL
                                    SERVICES, INC.



                                    By:/s/ Ted G. Kopczynski
                                       -----------------------------------------
                                       Name:  Ted G. Kopczynski
                                       Title: Vice President


                                    By:/s/ Daniel J. McHugh
                                       -----------------------------------------
                                       Name:  Daniel J. McHugh
                                       Title: Vice President

     The  undersigned  guarantors  hereby  consent  and  agree to the  foregoing
Amendment:


                                    UNIDIGITAL ELEMENTS (NY), INC.


                                    By:/s/ William E. Dye
                                       -----------------------------------------
                                       Name:  William E. Dye
                                       Title:  Chief Executive Officer


                                    UNIDIGITAL ELEMENTS (SF), INC.


                                    By:/s/ William E. Dye
                                       -----------------------------------------
                                       Name:  William E. Dye
                                       Title:  Chief Executive Officer


                                    UNISON (NY), INC.


                                    By:/s/ William E. Dye
                                       -----------------------------------------
                                       Name:  William E. Dye
                                       Title:  Chief Executive Officer


                                    UNISON (MA), INC.


                                    By:/s/ William E. Dye
                                       -----------------------------------------
                                       Name:  William E. Dye
                                       Title:  Chief Executive Officer


                                    MEGA ART CORP.


                                    By:/s/ William E. Dye
                                       -----------------------------------------
                                       Name:  William E. Dye
                                       Title:  Chief Executive Officer